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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report—July 26, 2001
(Date of earliest event reported)

BEMIS COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri (State or other jurisdiction of incorporation or organization)	43-0178130 (I.R.S. Employer Identification No.)
222 South 9th Street, Suite 2300, Minneapolis, Minnesota 55402-4099 (Address of principal executive offices)

Registrant's telephone number, including area code: (612) 376-3000

Item 5. Other Events.

    On July 26, 2001, Bemis Company, Inc. issued a press release containing its financial results for the fiscal quarter ended June 30, 2001, a copy of which is attached as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits
2(b)	Amendment No. 2 to Purchase Agreement between the Registrant, Viskase Companies, Inc. and the Viskase-related companies listed therein, dated as of May 18, 2001.
10(j)
First Amendment, dated as of June 21, 2000, to the Fourth Amended and Restated Credit Agreement dated as of August 2, 1999, among the Registrant, the various financial institutions named therein and Morgan Guaranty Trust Company of New York, as Agent.
10(k)	Bemis Company, Inc. 2001 Stock Incentive Plan.(1)
10(l)
Bridge Credit Agreement, dated as of January 12, 2001, among the Registrant, Morgan Guaranty Trust Company of New York, as Administrative Agent, Bank One NA, as Documentation Agent, and the Banks listed therein.
10(m)
Letter Agreement, dated March 14, 2001, Re: Addition of Bank Under Bridge Credit Agreement, among the Registrant, Morgan Guaranty Trust Company of New York, as Administrative Agent and as a Bank, Bank One NA, as Documentation Agent and as a Bank, and the Banks listed therein.
12	Computation of Ratio of Earnings to Fixed Charges for fiscal quarters ended March 31, 2000 and 2001 and fiscal years ended December 31, 1996, 1997, 1998, 1999 and 2000.
99	Press Release dated July 26, 2001.

(1)
Incorporated by reference to Exhibit B to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2001 (File No. 1-5277).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEMIS COMPANY, INC.
By	/s/ BENJAMIN R. FIELD, III Benjamin R. Field, III, Senior Vice President, Chief Financial Officer and Treasurer	By	/s/ GENE C. WULF Gene C. Wulf, Vice President and Controller
Date August 2, 2001		Date August 2, 2001

Index to Exhibits

Exhibit Number	Description	Method of Filing
2(b)	Amendment No. 2 to Purchase Agreement between the Registrant, Viskase Companies, Inc. and the Viskase-related companies listed therein, dated as of May 18, 2001	Electronic Transmission
10(j)
	First Amendment, dated as of June 21, 2000, to the Fourth Amended and Restated Credit Agreement dated as of August 2, 1999, among the Registrant, the various financial institutions named therein and Morgan Guaranty Trust Company of New York, as Agent	Electronic Transmission
10(k)	Bemis Company, Inc. 2001 Stock Incentive Plan.(1)	Incorporated by Reference
10(l)
	Bridge Credit Agreement, dated as of January 12, 2001, among the Registrant, Morgan Guaranty Trust Company of New York, as Administrative Agent, Bank One NA, as Documentation Agent, and the Banks listed therein	Electronic Transmission
10(m)
	Letter Agreement, dated March 14, 2001, Re: Addition of Bank Under Bridge Credit Agreement, among the Registrant, Morgan Guaranty Trust Company of New York, as Administrative Agent and as a Bank, Bank One NA, as Documentation Agent and as a Bank, and the Banks listed therein	Electronic Transmission
12	Computation of Ratio of Earnings to Fixed Charges for fiscal quarters ended March 31, 2000 and 2001 and fiscal years ended December 31, 1996, 1997, 1998, 1999 and 2000	Electronic Transmission
99	Press Release dated July 26, 2001	Electronic Transmission

(1)
Incorporated by reference to Exhibit B to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2001 (File No. 1-5277).

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SIGNATURES
Index to Exhibits